UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2008

RICA FOODS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-14999	87-0432572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

From Intel Office, 800 meters West, 200 meters North and 300 meters West City La Ribera de Belen, Heredia, Costa Rica
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (506) 298-1280

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

As previously disclosed, on September 18, 2007, Rica Foods, Inc. (the “Company”) dismissed Stonefield Josephson, Inc. (“Stonefield”), the Company’s principal accountant previously engaged to audit the Company’s financial statements. On January 24, 2008, the Company retained BDO Seidman, LLP (“BDO”) as its principal accountant.

The decision to retain BDO was recommended by the Audit Committee of the Company’s Board of Directors and approved by the Board of Directors of the Company.

In connection with the retention, neither the Company nor anyone on its behalf consulted BDO regarding (i) the application of accounting principles to a specified transaction; (ii) the type of audit opinion that might be rendered on the Company’s financial statements conveyed to the Company through either a written report or oral advice that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K, other than the following:

As previously disclosed, the Company and Stonefield had been in discussions with regards to the proper application of FASB Interpretation No. 46 (Revised): Consolidation of Variable Interest Entities, but the discussions had not resulted in an agreement on the proper accounting treatment prior to the Company’s dismissal of Stonefield. The Company informed BDO that one of the items of focus by Stonefield was the application of FASB Interpretation No. 46 (Revised): Consolidation of Variable Interest Entities. The Company did not discuss this matter with BDO in detail, nor did the Company have detailed discussions with BDO regarding its prior discussions with Stonefield on this topic; and BDO did not express orally or in writing to the Company its views on the matter.

The Company provided BDO with a copy of this Current Report on Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (the “SEC”) and provided BDO the opportunity to furnish the Company with a letter addressed to the SEC containing any new information, clarification of the Company’s expression of BDO’s views, or the respects in which BDO does not agree with the statements made by the Company in response to Item 304(a) of Regulation S-K. The letter provided by BDO is filed with this Current Report on Form 8-K as Exhibit 16.1.

As previously disclosed, the Company has authorized its previous principal accountant to respond fully to the new principal accountant’s requests for information.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

16.1	BDO Seidman, LLP Letter dated January 24, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rica Foods, Inc. (Registrant)

By:	/s/ Gustavo Barboza
Name:	Gustavo Barboza
Title:	Chief Financial Officer

Dated: January 25, 2008

Exhibit Index

Exhibit No.
16.1	BDO Seidman, LLP Letter dated January 24, 2008